UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: December 16, 2008 (Date of earliest event reported)
W. P. Carey & Co. LLC (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-13779 (Commission File Number)	13-3912578 (IRS Employer Identification Number)

50 Rockefeller Plaza, New York, NY (Address of principal executive offices)		10020 (Zip Code)
212-492-1100 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On December 16, 2008, W. P. Carey & Co. LLC (the "Company") issued a press release announcing the initiation of a share repurchase program authorizing the Company to repurchase up to $10 million of its common stock during the period commencing on or about December 16, 2008 through March 4, 2009 or the date that the maximum amount is reached, if earlier. A copy of the press release is being furnished as Exhibit 99.1 to this Report.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of W. P. Carey & Co. LLC dated December 16, 2008

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 2008	W. P. CAREY & CO. LLC By: /s/ Mark J. DeCesaris Mark J. DeCesaris Managing Director and acting Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of W. P. Carey & Co. LLC dated December 16, 2008